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                                  DRAFT 4/6/98

                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

This First Amendment to Employment Agreement, dated April [], 1998, effective March 1, 1998, is by and between GTECH Holdings Corporation, a Delaware Corporation; GTECH Corporation, a Delaware corporation; and William Y. O'Connor.

WHEREAS, the parties are parties to that certain Amended and Restated Employment Agreement dated September 19, 1997 (the "Agreement"); and

WHEREAS, in light of Mr. O'Connor's ascension to the Chairmanship of the Boards of Directors of both GTECH Corporation and GTECH Holdings Corporation and the increased responsibilities in connection therewith, the parties now desire to amend the Agreement to reflect certain changes in the terms and provisions thereof.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto hereby covenant and agree as follows:

1. Section 5(a) of the Agreement is hereby amended by substituting "$600,000" for "$550,000" in the third line thereof.

3. Section 5(b) of the Agreement is hereby amended by substituting "six times Executive's Base Salary" for "four times Executive's Base Salary" in both the third and seventh lines thereof.

3. In all other respects, the Agreement remains unchanged.

IN WITNESS WHEREOF, GTECH Holdings Corporation and GTECH Corporation have caused this First Amendment to be executed by their respective duly authorized officers or directors, and William Y. O'Connor has executed this First Amendment, all as of the day and year first written above.

GTECH Holdings Corporation                  Attest



by______________________                    by____________________
Name:                                       Name:
Title:                                      Title:


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GTECH Corporation                           Attest



by______________________                    by____________________
Name:                                       Name:
Title:                                      Title:



                                            Witness



------------------------                    ----------------------
William Y. O'Connor


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